Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

9. Income Taxes

Significant components of the Company’s net deferred tax assets and liability at December 31, 2011 and 2010 are as follows:

Deferred tax assets:	2011	2010
Net operating loss carryforwards	$773	$15,962
Stock-based compensation	73	383
Property and equipment	63	119
Allowance for doubtful accounts	40	183
Earnout in connection with the sales of business units	4,563	3,471
Other accruals	585	1,244
Total gross deferred tax assets	6,097	21,362
Less: valuation allowance	(6,097)	(21,362)
Deferred tax assets, net	$-	$-

As of December 31, 2011, the Company had approximately $39,126 and $37,056 of federal and state net operating losses (“NOL”), respectively, available for income tax purposes that may be carried forward to offset future taxable income, if any. The federal carryforwards expire in years 2022 through 2031. The Company conducted a change in ownership study in accordance with Section 382 of the Internal Revenue Code (“IRC”) and determined that its ability to use approximately $37,144 of its federal and state NOL carryforwards generated prior to March, 2011 is subject to an annual limitation. Accordingly, the Company has recorded an accounting impairment of its NOL carryforwards with a reduction of approximately $37,144 for the NOL carryovers it would not be able to utilize prior to their expiration, due to the effect of the annual limitation. This impairment resulted in a reduction of $14,383 in the NOL deferred tax asset.

For the year ended December 31, 2010, the increase in the deferred tax asset for net operating loss carryforwards includes the income tax effect of the differences in the book and tax bases of goodwill, that were part of the net assets of the business units that were sold during that year. The valuation allowances related to the Company’s deferred tax asset (decreased) increased by approximately ($15,265) and $1,745 for the years ended December 31, 2011 and 2010, respectively.

A reconciliation of the statutory federal income tax rate to the Company’s effective tax rate for the loss from continuing operations is as follows:

	2011	2010	2009
Tax benefit at federal statutory rate	(34.0)%	(34.0)%	(34.0)%
State income taxes	(5.0)	(5.0)	(5.0)
Permanent differences:
Stock-based compensation	7.9	19.5	13.1
Compensation	0.0	4.1	0.0
Adjustments of deferred tax assets:
Net operating loss carry forwards, in 2011 principally due to additional proceeds recognized for tax purposes in connection with the earnouts	62.1	(0.8)	2.1
Property and equipment	1.3	-	-
Impairment of net operating loss carry forward	489.7	-	-
Other	3.8	-	-
Increase in valuation allowance	(525.8)	16.2	23.8
Effective income tax rate	(0.0)%	0.0%	0.0%

During the years ended December 31, 2010 and 2009, as result of the vesting of restricted stock units and certain other share based payment awards, the ultimate tax deduction realized by the Company at the vesting date was substantially lower than the cumulative compensation expense recorded for financial reporting purposes, which is commonly referred to as a “shortfall”. Accordingly, the effective tax rate reconciliation for the years ended December 31, 2010 and 2009 include the effect of derecognizing the gross deferred tax asset and the related valuation allowance associated with the book compensation expense of these vested awards and correspondingly, the set-up of the gross deferred tax asset and the corresponding valuation allowance associated with the final tax deduction.

The Company files a consolidated federal income tax return as well as consolidated or separate company income tax returns in 32 state and 2 local jurisdictions in the United States.  Currently no income tax returns are under examination.